Fiscal First Quarter 2027 Financial Results Conference Call June 9, 2026 NASDAQ: LAKE Exhibit 99.2

Safe Harbor & Non-GAAP Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains estimates, predictions, opinions, goals and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation our outlook for FY27 and growth goals. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law. Non-GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Expenses, Adjusted EBITDA excluding FX, and Adjusted EBITDA excluding FX margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Agenda: On the Call Today: COMPANY UPDATES CLOSING SUMMARY FINANCIAL RESULTS Q&A KEY TAKEAWAYS James M. Jenkins President, Chief Executive Officer & Executive Chairman Calven Swinea Chief Financial Officer Cameron Stokes Chief Commercial Officer, Global Industrials Barry Phillips Chief Revenue Officer Kevin Rae Executive Vice President, EMEA Fire Sales

Q1 2027 and Subsequent Operational & Business Updates Net sales increased modestly to $47.4 million, supported by Fire Services growth. Adjusted EBITDA excluding FX improved to $1.1 million, nearly doubling year-over-year. Adjusted gross margin improved sequentially to 33.6% as recovery actions begin to take hold. Adjusted operating expenses improved $1.0 million to $14.8 million. Inventory reduced by $4.8 million, strengthening working capital discipline. NFPA 1970:2025 certified head-to-toe fire portfolio showcased at FDIC and Interschutz. HPFR and HiViz divestiture generated $13.2 million in cash proceeds and improved liquidity. Governance and leadership strengthened with new Board, CFO and EMEA Fire appointments. Looking Ahead NFPA 1970:2025 certified head-to-toe portfolio provides a meaningful competitive advantage as fire departments and distributors increasingly look for complete, reliable solutions from a global provider. Focused on converting recent tender wins and sales opportunities across Fire Services, improving operational execution, and driving sequential margin improvement. Service platform continues to build momentum as an important recurring revenue and customer retention opportunity, deepening customer relationships, creating additional touchpoints with fire departments, and building a recurring service model that can support higher-quality revenue over time. Improving margin visibility, accountability, and operating discipline by business, product line, and region. Inventory management, cost control, pricing discipline, production efficiency, and improved sales conversion remain central to our plan. Expect margins to improve over the course of FY27 as we gain traction from tenders, new sales opportunities, and stronger service revenue. Continuing momentum for high single-digit revenue growth and positive cash flow from operations in fiscal 2027.

Industrial and Chemical/Critical Environment PRODUCT-LINE PERFORMANCE Industrial Most regions above plan in Q1 AHEAD Chemical Better across most regions IMPROVING Critical Environment Strong Q2 expected, back on plan RECOVERY Disposables Solid overall; U.S. soft MIXED Wovens Demand steady; LatAm timing shift ON TRACK REGIONAL PERFORMANCE VS. PLAN — Q1 Plan 100% 132% Asia 119% LatAm U.S. below plan — reset underway Canada rebound signs (strong May) OUTLOOK U.S. selling motion reset · Mexico & Europe steady · mitigating LatAm lead times

Fire Services Update

Q1 MOMENTUM

- Open-order backlog at historic levels
- Full head-to-toe portfolio shown at FDIC
- New products launched across all brands
- Demand outpacing prior capacity
- ISP expanding: Fresno, AZ, CO2

OUTLOOK

- Backlog to exceed Q2 budget
- Stock products moving at double-digit pace
- Global tender pipeline building
- Adding sales: N. America & Europe
- New sites: Riverside CO2, Denver PPE

HEAD-TO-TOE NFPA 1970 CERTIFIED

Brand	Helmets	Turnout	Boots	Gloves
Pacific	✓			
Jolly			✓	
Veridian		✓	✓	✓
Lakeland		✓		✓

Certified across Pacific, Jolly, Veridian & Lakeland — a complete head-to-toe range.

Demand outpacing capacity — manufacturing ramp underway across all bran

LAKELAND FIRE + SAFETY Protect Your People®
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EMEA Update

Double-Digit

Eagle Q1 revenue growth

NEW FRAMEWORK AWARD

UK National Fire Chiefs Council

REGIONAL MOMENTUM

LHD Australia

GROWING

Decon demand above plan

LHD Germany

TRANSITION

Onboarding sales talent; right-sizing ops

Middle East

PAUSED

Timing slowed; focused on H2 FY27

Eagle gear gaining global traction U.S. (gloves) · LatAm & Asia (turnout, gloves, hoods) · Jolly NFPA boots ramping in the Americas

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Q1 2027 FINANCIAL RESULTS Financial Highlights Q1-FY27 Revenue by Product and Geography Financial Highlights Three Months Ended Apr. 30 $ in Million 2026 2025 Revenue 47.4 $46.7 Adjusted Gross Margin1 33.6% 35.2% Adjusted Operating Expenses excluding FX1 14.8 15.9 Net Income (Loss) 0.4 (3.9) Adjusted EBITDA excluding FX1 1.1 0.6 Adjusted EBITDA excluding FX Margin1 2.3% 1.3% Apr. 30, 2026 Jan. 31, 2026 Cash & Cash Equivalents $17.4 $12.5 1) See appendix for non-GAAP to GAAP reconciliation tables

Financial Highlights

Lakeland
Organic
Acquisition:
- LHD
- Veridian
- ISP

Sales revenue $47.4M



46.7
52.5 +12%
47.6 -9%
45.8 -4%
47.4 +3%
2026Q1
2026Q2
2026Q3
2026Q4
2027Q1

- Quarter over quarter sales increased 3% driven by LATAM, Mexico and Veridian
- Q1 revenue as expected despite lower performances in North America

Adjusted Operating Expenses $14.8M



15.9
14.6 -8%
14.7 +1%
14.0 -4%
14.8 +6%
2026Q1
2026Q2
2026Q3
2026Q4
2027Q1

- Opex increased compared to Q4 mainly due to seasonality (merit increases, trade shows)
- Costs reduction initiatives reduced Opex by $1.1M year over year

Adjusted Gross Profit is $15.9M and Adjusted Gross Margin is 33.6%



16.5 / 35.2%
19.6 / 37.4%
14.9 / 31.3%
15.4 / 33.5%
15.9 / 33.6%
2026Q1
2026Q2
2026Q3
2026Q4
2027Q1

- Lower inbound freight and duties more than offset by sales mix and product costs
- Macro economic environment impacted margin improvement

Adjusted EBITDA excl. FX $1.1M and Adjusted EBITDA excl. FX Margin 2.3%



0.6 / 1.3%
5.1 / 9.6%
0.2 / 0.5%
1.3 / 2.9%
1.1 / 2.3%
2026Q1
2026Q2
2026Q3
2026Q4
2027Q1

- Year over year Opex reduction more than offset lower gross margins
- Profitability expected to improve with margin gains and stable Opex

Adjusted excludes D&A, Stock Compensation, FX, Acquisition Expenses, Severance, Restructuring, Monterrey, PFAS, Step-up Inventory, and SAP Project

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TTM Revenue and Adjusted EBITDA excluding FX REVENUE ADJUSTED EBITDA excluding FX

Gross Margin and EBITDA Bridge. Q1-FY27 vs Q1-FY26 ADJUSTED GROSS MARGIN % ADJUSTED EBITDA excluding FX

Revenue Mix – Q1-FY27 and Historical Lakeland FY25 Lakeland Q1-FY27 Lakeland FY26

Q1-FY27 Balance Sheet and Cash Flow Balance Sheet Cash Flow

Q1-FY27 Inventory Inventory is down $4.8M quarter over quarter manly due to the sale of HIPW/HIVIS Inventory reduction trend should reduce with increased sales in the next quarters

Closing Summary

- **Q1-FY27 Net Sales Growth** – Net sales increased to $47.4 million.
- **Adjusted EBITDA & Adjusted Margin Improvement -** Adjusted EBITDA excluding FX improved to $1.1 million, compared to $0.6 million in Q1 FY26. Adjusted gross margin improved modestly on a sequential basis to 33.6%, compared to 33.5% in Q4 FY26.
- **NFPA Certification Momentum** – Our NFPA 1970:2025 certified head-to-toe fire portfolio was showcased at FDIC 2026 and Interschutz, generating strong customer engagement, tender activity, and sales opportunities.
- **Focused Execution Priorities** – We remain focused on converting recent tender wins and sales opportunities across Fire Services, while improving operational execution, margin visibility, and sales conversion.
- **Margin Expansion Levers –** Inventory management, cost control, pricing discipline, production efficiency, and stronger accountability by business, product line, and region remain central to our FY27 margin improvement plan.
- **Service Platform Momentum –** Our service platform continues to build as an important recurring revenue and customer retention opportunity, deepening relationships with fire departments and creating additional customer touchpoints.
- **Higher-Quality Revenue Opportunity –** Over time, service revenue can become an increasingly important differentiator, supporting retention, cross-selling, recurring revenue, and long-term customer value.
- **FY27 Outlook –** Continuing momentum toward high single-digit revenue growth and positive cash flow from operations in fiscal 2027.
- **Margin Outlook –** Margins are to positioned to improve over the course of FY27 as we gain traction from tenders, new sales opportunities, improved sales conversion, and stronger service revenue.


PACIFIC
HELMETS

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NASDAQ: LAKE www.lakeland.com Investor Relations Chris Tyson MZ Group 949-491-8235 LAKE@mzgroup.us Company 1525 Perimeter Parkway Suite 325 Huntsville, AL 35806

17 Protect Your People® Non-GAAP Reconciliation – Gross Profit and Margin

18 Protect Your People® Non-GAAP Reconciliation – Operating Expenses

19 Protect Your People® Non-GAAP Reconciliation – EBITDA

20 Protect Your People® Non-GAAP Reconciliation – EBITDA Margin excluding FX